SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2005

Cavco Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-08822 (Commission File Number)	56-2405642 (IRS Employer Identification No.)

1001 North Central Avenue, Suite 800 Phoenix, Arizona (Address of principal executive offices)	85004 (Zip Code)

(602) 256-6263
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 8.01.	Other events
SIGNATURES
EXHIBIT INDEX
EX-99.1	Press Release
EX-99.1

Item 8.01.	Other events.

On January 6, 2005, Cavco Industries, Inc., a Delaware corporation (the “Corporation”), announced that its Board of Directors has authorized a 2-for-1 split of Cavco Industries, Inc. common stock in the form of a 100% stock dividend. The dividend will be payable on January 31, 2005 for stockholders of record as of January 18, 2005. A copy of the Corporation’s press release announcing this event is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press Release dated January 6, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC. (Registrant)
By:	/s/ Sean K. Nolen
	Name:	Sean K. Nolen
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

Date: January 6, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated January 6, 2005